CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 24, 2007 relating to the financial statements of Mega Media Group, Inc. for the fiscal year ended January 31, 2007, which appears in the Form 8-K filed June 26, 2007.

                                                                 /s/Kempisty & Company, CPAs PC
                                                                        Kempisty & Company,
                                                                        Certified Public Accountants, P.C.
                                                                        New York, New York

                                    Dated: October 30, 2007